UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

Celera Corporation

(Exact name of registrant as specified in its charter)

001-34116

(Commission File Number)

Delaware	26-2028576
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1401 Harbor Bay Parkway

Alameda, CA 94502

(Address of principal executive offices, with zip code)

(510) 749-4200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 26, 2010, Celera Corporation (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are voting results for the two proposals that were subject to a vote of the Company’s stockholders at the Annual Meeting:

1. The election of three nominees for director to serve a three-year term expiring at the Company’s 2013 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard H. Ayers	50,046,071	1,141,778	38,088	13,078,289
Wayne I. Roe	50,053,666	1,137,659	34,612	13,078,289
Bennett M. Shapiro	50,044,466	1,149,412	32,059	13,078,289

2. To ratify the selection by the Audit and Finance Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 25, 2010:

For	Against	Abstain
63,850,312	405,996	47,918

No other matters were subject to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERA CORPORATION

Date: May 28, 2010	By:	/s/ Scott Milsten
Scott Milsten
Senior Vice President, General Counsel and Corporate Secretary